Exhibit 99.11
                                 -------------
                Computational Materials and/or ABS Term Sheets

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Silent Seconds
Aggregate

                                           UPB                       %
Silent Seconds (Only)                   $154,059,848.00           23.13%
Total (Entire Pool)                     $666,007,564.00

Resulting OCLTV
                                          OCLTV
Silent Seconds (Only)                            99.36%
Total (Entire Pool)                              89.47%

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Silent Seconds
Group 2 (Nonconforming)

                                           UPB                       %
Silent Seconds (Only)                    $82,326,811.20           24.43%
Total (Entire Group2)                   $336,942,519.78

Resulting OCLTV
                                          OCLTV
Silent Seconds (Only)                            99.26%
Total (Entire Group2)                            89.59%